    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 1997

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement   [ ]  Confidential, for Use of the Commission
[X]  Definitive proxy statement         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE EMERGING MEXICO FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
   (5) Total fee paid:


--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:


--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:


--------------------------------------------------------------------------------
   (3) Filing Party:


--------------------------------------------------------------------------------
   (4) Date Filed:


--------------------------------------------------------------------------------

                        THE EMERGING MEXICO FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                              ------------------

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               OCTOBER 8, 1997

                              -------------------


To the Stockholders of
The Emerging Mexico Fund, Inc.:

   Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of The Emerging Mexico Fund, Inc. (the "Fund") will be held at the offices of Brown & Wood LLP, One World Trade Center, New York, New York on October 8, 1997 at 10:30 A.M. for the following purposes:

   (1) To consider and act upon a proposal to amend the fundamental investment restrictions of the Fund to allow the lending of portfolio securities; and

   (2) To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on August 18, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

   A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 24, 1997, at the offices of the Fund, 1285 Avenue of the Americas, New York, New York.

   You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                            By Order of the Board of
                                            Directors



                                            Thomas R. Smith, Jr.
                                            Secretary


New York, New York
Dated: August 26, 1997

YOUR VOTE IS IMPORTANT--Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Special Meeting of Stockholders of The Emerging Mexico Fund, Inc.

                        THE EMERGING MEXICO FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019


                       SPECIAL MEETING OF STOCKHOLDERS
                               OCTOBER 8, 1997



                             --------------------
                               PROXY STATEMENT
                             --------------------



                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Emerging Mexico Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Brown & Wood LLP, One World Trade Center, New York, New York on October 8, 1997 at 10:30 A.M. The approximate mailing date of this Proxy Statement is August 27, 1997.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the proposal to amend the fundamental investment restrictions of the Fund regarding making loans to other persons. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

   The Board of Directors has fixed the close of business on August 18, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 18, 1997, the Fund had outstanding 12,913,231 shares of Common Stock, par value $0.10 per share.

   The Board of Directors of the Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS
        OF THE FUND TO ALLOW THE LENDING OF PORTFOLIO SECURITIES

   The Fund has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed to be fundamental may not be changed without a vote of the outstanding shares of Common Stock of the Fund. The Board of Directors of the Fund recommends amending the Fund's fundamental investment restrictions to allow the Fund to lend its portfolio securities in order to enhance total return to the Fund's stockholders.

   At the time the Fund was organized in 1989, a well-developed market for the lending of Mexican equity securities did not exist and, therefore, the reservation of the Fund's ability to enter into such transactions was not considered necessary. In more recent years, however, such a lending market has developed, to the potential benefit of the Fund and its stockholders. The Board of Directors of the Fund believes that the removal of the restriction on the Fund's ability to lend its portfolio securities, subject to the guidelines described below, could present an opportunity for the Fund to increase its total return to stockholders.

   The Fund's guidelines for the lending of portfolio securities would provide that the Fund could from time to time lend securities from its portfolio with a value not exceeding the maximum amount allowed under the Fund's fundamental investment restrictions, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   The purpose of such loans would be to permit the borrower to use the borrowed securities for delivery to purchasers when such borrower has sold short. If cash collateral were received by the Fund, it would be invested in short-term money market securities, and a portion of the yield received in respect of such investment would be retained by the Fund. Alternatively, if securities were delivered to the Fund as collateral, the Fund and the borrower would negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio would be increased by loans of its portfolio securities.

   The Fund would have the right to retain record ownership of the loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest and other distributions. The loans would be terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans.

   In the event that a borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

   Currently, a fundamental investment restriction of the Fund prevents the Fund from lending its portfolio securities by providing that the Fund may not:

     Make loans to other persons, except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies.

   The revised investment restriction would add an exception from the lending restriction for the lending of portfolio securities by the Fund. The proposed revised restriction was approved by the Board of Directors on June 2, 1997. Under the proposed amended investment restriction, the Fund may not:

     Make loans to other persons, except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies, and except further that the Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of the Fund's total assets, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines established by the Fund's Board of Directors, as they may be amended from time to time.

   VOTE REQUIRED. The proposal to amend the Fund's fundamental investment restriction requires the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the Investment Company Act of 1940, as amended, means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are present or represented by proxy or
(ii) more than 50% of the outstanding shares of Common Stock of the Fund). If the proposed amendment to the Fund's fundamental investment restrictions is not approved by the stockholders of the Fund, the Fund will not lend its portfolio securities. The Board of Directors recommends a vote "FOR" the amendment of the fundamental investment restrictions.

                            ADDITIONAL INFORMATION

   The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund has retained Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $7,500, plus reimbursement of such firm's expenses.

   In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

   Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may not, without instructions from their customers and clients, grant authority to the proxies designated to vote on the proposal to amend the Fund's fundamental investment restrictions. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have the same effect as a vote against Item 1.

INVESTMENT ADVISERS AND ADMINISTRATOR

   Santander Management Inc., Bahamas Financial Centre, Charlotte and Shirley Streets, Nassau, Bahamas, is the Fund's investment adviser (the "Investment Adviser"). The Investment Adviser is an indirect subsidiary of Banco Santander, S.A.

   Gestion Santander Mexico, S.A. de C.V., Monte Pelvoux 220, Lomas de Chapultepec, 11000 Mexico, D.F., Mexico, an affiliate of the Investment Adviser, serves as the Fund's sub-adviser in Mexico.

   Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York, is the administrator of the Fund.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth the beneficial ownership of the Company's Common Stock for each person known to be the beneficial owner of more than five percent of the Common Stock.



                              SHARES OF COMMON STOCK
                             BENEFICIALLY OWNED AS OF
                                 AUGUST 18, 1997
 NAME AND ADDRESS OF    -----------------------------------
  BENEFICIAL OWNER          NUMBER         PERCENT OF TOTAL
---------------------   --------------     ----------------
Olliff & Partners PLC    1,554,900(1)          12.0%(1)
10 Eastcheap
London EC3M IAJ
England

------------
(1) This information is based upon information reported by the stockholder in a filing on Schedule 13G made with the Securities and Exchange Commission (the "SEC") on February 26, 1997 and upon information reported on a Schedule 13D filed with the SEC on April 18, 1997 by The Investable Emerging Markets County Fund, an affiliate of Olliff & Partners PLC located at the same address (the "April 1997 Schedule 13D"). The Company has been informed by representatives of the stockholder that such 1,554,900 shares of Common Stock includes the beneficial ownership of 1,465,900 shares of Common Stock (or 11.4% of total) reported on a Schedule 13G filed with the SEC on February 26, 1997 by City of London Investment Management Company Ltd. (an affiliate of Olliff & Partners PLC located at the same address) and on the April 1997 Schedule 13D and that such 1,465,900 shares of Common Stock includes the beneficial ownership of 765,700 shares of Common Stock (or 5.9% of total) reported on a Schedule 13D filed with the SEC on February 26, 1997 by The MP Emerging Markets Country Fund (an affiliate of Olliff & Partners PLC located at the same address) and the beneficial ownership of 650,000 shares of Common Stock (or 5.0% of total) reported on the April 1997 Schedule 13D.

ANNUAL REPORT DELIVERY

   The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended June 30, 1997 to any stockholder upon request. Such requests should be directed by mail to PNC Bank, N.A., Attn: The Emerging Mexico Fund, Inc., P.O. Box 8950, Wilmington, Delaware 19809 or by telephone to 1-800-852-4750.

                                          By Order of the Board of Directors



                                          Thomas R. Smith, Jr.
                                          Secretary


Dated: August 26, 1997

                        THE EMERGING MEXICO FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                                    PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints C. William Maher and Brian S. Shlissel as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of The Emerging Mexico Fund, Inc. (the "Fund") held of record by the undersigned on August 18, 1997 at a special meeting of stockholders of the Company to be held on October 8, 1997 or any adjournment thereof.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

1. Proposal to amend the fundamental investment restrictions of the Fund to allow the lending of portfolio securities.

                    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                          (CONTINUE ON REVERSE SIDE)

                               Please sign exactly as name appears
                               hereon. When shares are held by joint
                               tenants, both should sign. When signing
                               as attorney or as executor, adminis-
                               trator, trustee or guardian, please
                               give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               Dated                              1997
                                    ------------------------------

                               X
                               ---------------------------------------
                                               Signature
                               X
                               ---------------------------------------
                                      Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.